                                                                                     Exhibit 99.1

NEPHROS, INC.
2007 Annual Stockholders Meeting

May 22, 2007

NEP: Forward Looking Statements

This presentation contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Such statements may include statements regarding the efficacy and intended use of Nephros' technologies, the timelines for bringing such products to market and the availability of funding sources for continued development of such products and other statements that are not historical facts, including statements which may be preceded by the words "intends," "may," "will," "plans," "expects," "anticipates," "projects," "predicts," "estimates," "aims," "believes," "hopes," "potential" or similar words. For such statements, Nephros claims the protection of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the control of Nephros. Actual results may differ materially from the expectations contained in the forward-looking statements. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the control of Nephros.  Actual results may differ materially from the expectations contained in the forward-looking statements.

Risk Factors

Factors that may cause such differences include the risks that:  (i) products that appeared promising to Nephros in research or clinical trials may not demonstrate anticipated efficacy, safety or cost savings in subsequent pre-clinical or clinical trials; (ii) Nephros may not obtain appropriate or necessary governmental approvals to achieve its business plan or effectively market its products; (iii) product orders may be cancelled, patients currently using Nephros’s products may cease to do so and patients expected to begin using Nephros’s products may not; (iv) Nephros’s technology and products may not be accepted in current or future target markets, which could lead to the failure to achieve market penetration of Nephros’s products; (v) Nephros may not be able to sell its ESRD or water filtration products at competitive prices or profitably; (vi) Nephros may not be able to satisfy its debt obligations when they become due and payable and meet its anticipated cash needs and may not be successful in obtaining additional funding in order to continue operations or fund its clinical trials; (vii) Nephros may not be able to build key relationships with physicians, clinical groups and government agencies, pursue or increase sales opportunities in Europe or elsewhere, or be the first to introduce hemodiafiltration therapy in the United States; (viii) Nephros may not be able to secure or enforce adequate legal protection, including patent protection, for its products; and (ix) Nephros may be unable to show progress consistent with its plan of compliance to meet the American Stock Exchange’s continued listing standards or may be otherwise unable to timely regain compliance with the AMEX listing standards.  More detailed information about Nephros and the risk factors that may affect the realization of forward-looking statements is set forth in Nephros’s filings with the Securities and Exchange Commission, including Nephros’s Annual Report on Form 10-KSB filed with the SEC for the fiscal year ended December 31, 2006 and Nephros’s Quarterly Report filed on Form 10-QSB filed with the SEC for the quarter ended March 31, 2007.  Investors and security holders are urged to read those documents free of charge on the SEC’s web site at www.sec.gov.  Nephros does not undertake to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

The Nephros Mission

To offer technology with key and marketable advantages in both the blood and water filtration domains:

▪ Unsurpassed, Demonstrated Product Efficacy

▪ User-friendly product designs responding to critical market needs and offering unique, measurable performance advantages

▪ Favorable Market Pricing

▪ An Enhanced Quality of Life

Achievements in 2006

•	Continuing to increase filter penetration in Europe for use on existing HDF machines; in use in over 50 clinics in 12 countries

•	Nephros Selected for Development of Dual Stage Ultra Reliable Portable Personal Water Filtration by U.S. Marine Corps

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Achievements in 2006

Important and valuable results from our European clinical trials:

»	Multi-Center Study Concludes Nephros’ Mid-Dilution Hemodiafiltration Therapy Achieves Higher Clearance of Low Molecular Weight Proteins (Oct)

»	Nephros Announces Positive Results of Clinical Study for OLpūr MD190 Mid-Dilution Hemodiafiltration Filter; Study Findings Presented at October Nephrology Congress in Madrid (Oct)

»
Italian Clinical Study Demonstrates Nephros’ Mid-Dilution HDF Therapy As Optimal Treatment for Patients with Limited Vascular Access; Dr. Renaux Presented Clinical Study Results at American Society of Nephrology’s Renal Week 2006 (Dec)

Research and Development Progress

•	Completed engineering on our OLpūr H2H add-on clinical module. Modules are ready for clinical trials.

•	Progressing with an established dialysis machine manufacturer to develop our stand-alone HDF machine
➢	Prototype build in process; initial product expected to display in Europe in September
➢	Combined with our OLpūr mid-dilution technology, we believe this machine will be both the most cost-effective and the most therapeutically effective stand-alone system in the ESRD therapy marketplace

•	Pursuing the Individual Water Purifier development project plan with the U.S. Army Tank-Automotive Research, Development and Engineering Center (TARDEC), which is coordinating the project.

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What has happened since year-end?

•	Received FDA approval to initiate our U.S. clinical trial on the OLpūr H2H Module and MD220 filter

•	Completed our IRB approvals; completed 2 of our 3 clinical contracts

•	Clinical trial training phase is set to begin at our first New York clinic

What has happened since year-end?

•	Completed a new agreement with our primary European distributor, ensuring year-on-year European sales growth. Now cash-flow positive on European operations

•	Initiated water filtration product development collaboration with CamelBak Products, LLC, a notable military supplier, in conjunction with our military grant

•	Major NYC medical center has extended a joint evaluation of our DSU water filter, and we are working with their representatives to ensure product for upcoming delivery meets their requirements

Market forces are driving to adoption of more effective therapies, and HDF in particular:

A Major GAO Report issued in November 2006 calls for bundling of Dialysis therapy and drug expenses. This provides a driver toward improved ESRD therapies to reduce medication requirements.

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Market forces are driving to adoption of more effective therapies, and HDF in particular:

Since November 2006, a series of reports in The New York Times, The Wall Street Journal, MarketWatch, and other publications in the U.S. and abroad are calling into question the safety of Epoiten (anemia medication) in dosages commonly applied in the U.S.  According to these reports:

➢	Studies call for reevaluation of Epo usage after higher doses have been shown to reflect a 30% increase in heart attack risk for patients in this group.

➢
Results of evaluations in this area, in combination with new “black box” labeling requirements specified by the FDA, may have a substantial impact on clinical use of Epo, and provide another driver toward HDF therapy, which has been shown in trials to reduce the need for Epo.

Market forces are driving to adoption of more effective therapies, and HDF in particular:

Patient population growth is currently averaging 6% per year in the U.S.; a demonstrated 35% reduction in mortality risk with HDF can dramatically accelerate growth of the clinical “customer base”:

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Nephros Strategy: ESRD Therapy

•	Continue to showcase product efficacy in our target markets, drawing on our positive clinical data

•
Convert existing hemodialysis machines at the major clinical providers to hemodiafiltration with our OLpūr H2H technology; currently working on alliances with major clinical providers/chains who are driven to offer better therapy

•	Upgrade dialysis clinics to our stand-alone machine as it comes online; targeted for Europe in 2007, with initiation of a U.S. approval process (finances permitting) after the European entrée

Driving Forces on Water Quality

•	A 2004 Study showed that 14 of 20 major U.S. hospitals across 14 states tested positive for legionella in the water supply.

•	CDC estimates up to 18,000 U.S. cases of Legionnaire’s Disease annually; 23% of reported cases occurring in hospitals; in-hospital Legionnaire’s mortality rates of 40%.

•	Studies have indicated that heat disinfection and super-chlorination are not effective at eliminating legionella in hospital water systems.

•	States are beginning to require that hospitals periodically publish their infection rates.

Nephros DSU end-point filtration is the clear solution in reducing infection and providing a safe water environment

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Nephros Strategy: Water Filtration

•	Entering the U.S. market now, and exploring opportunities in Europe; opportunities are global

•	Initiated a multi-hospital study to demonstrate our DSU product effectiveness in stopping legionella bacterium; targeted for publication this year.

•
Currently initiating our marketing effort to hospitals, and pursuing a range of product opportunities on the medical, retail, military, industrial and homeland security fronts for our advanced water filtration technology

•	Developing relationships with synergistic partners involved in water delivery in these areas

NEPHROS, INC.

The Future of ESRD Therapy